Mineral Rights	12 Months Ended
Dec. 31, 2025
Mineral Rights [Abstract]
MINERAL RIGHTS

7. MINERAL RIGHTS

As of December 31, 2025 and 2024, BGL has mineral rights in Ghana to mine the Bogoso and Prestea properties acquired under the Purchase Agreement. These mineral rights were acquired through staking and purchase, lease or option agreements and are subject to varying royalty interests, some of which are indexed to the sale price of gold. At Acquisition Date (See Note 6) the carrying value of $30.1 million of mineral rights represents the relative fair value on the acquisition date allocated to the acquired mineral rights pursuant to the Purchase Agreement. During the years ended December 31, 2025 mineral rights was increased by $1,986,000 because of additional layers related to the Asset Retirement Obligation. As of December 31, 2025 and 2024, the carrying values of the mineral rights were $32.1 and $30.1 million, respectively. Amortization is computed using the unit of production method and there was no amortization for the years ended December 31, 2025 and 2024, due to the lack of gold production.

BGBPL and BGHL are in dispute with the Government of Ghana over the Bogoso and Prestea leases, and due to the uncertainty surrounding the outcome of the lease dispute (Note 19), and the possibility that the mining leases may not be returned to BGBPL, there is a possibility that BGL will not be able to undertake its business plan to restart the Bogoso Prestea mine. If BGL is not successful with its arbitration proceedings with the Republic of Ghana, the leases may be relinquished which will reduce the mineral rights, royalty obligation, contingent consideration liability and asset retirement obligation values reflected in BGL’s consolidated balance sheet to zero.